                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

                                   Form 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

                               November 17, 1994
                       (Date of earliest event reported)


                            AMSOUTH BANCORPORATION
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
                           (State of Incorporation)



        1-7476                                              63-0591257
(Commission File Number)                                 (I.R.S. Employer
                                                      Identification Number)


                          1400 AmSouth - Sonat Tower
                           Birmingham, Alabama 35203
                        (Address of executive offices)



                                (205) 320-7151
             (Registrant's telephone number, including area code)

Item 5.  Other Events

     AmSouth Bancorporation ("AmSouth") is filing this Current Report on Form 8-K to present pro forma financial statements that give effect to the pending mergers and acquisitions as of September 30, 1994, described below.

Pending Mergers and Acquisitions as of September 30, 1994

. On March 9, 1994, AmSouth signed an agreement to acquire The Bank of Tampa, which is located in Tampa, Florida, and its parent company, The Tampa Banking Company ("Tampa"). At September 30, 1994, Tampa had total consolidated assets of approximately $213.4 million and total consolidated deposits of approximately $197.8 million. Under the terms of the agreement, AmSouth will issue 1.5592 shares of AmSouth Common Stock for each of the outstanding shares of Tampa common stock, subject to adjustment. At September 30, 1994, Tampa had approximately 638,000 shares of common stock outstanding. The acquisition will be accounted for as a pooling of interests under generally accepted accounting principles ("GAAP").


.    On March 31, 1994, AmSouth signed an agreement to acquire Community
     Federal Savings Bank ("Community"), headquartered in Fort Oglethorpe, Georgia. At September 30, 1994, Community had total assets of approximately $103.6 million and total deposits of approximately $88.8 million. Under the terms of the agreement, AmSouth will pay $65.50 for each of the outstanding shares of Community common stock for a total purchase price of approximately $17 million. The acquisition will be accounted for as a purchase under GAAP.

Item 7.  Financial Statements and Exhibits

Listed below are the financial statements and pro forma financial information filed as part of this report.

(A)  Financial Statements of Business Acquired:

     None required.

(B)  Pro Forma Financial Information:

     The following unaudited pro forma combined condensed financial statements are attached.

          Unaudited Pro Forma Combined Condensed Statement of Condition as of September 30, 1994.

          Unaudited Pro Forma Combined Condensed Statement of Earnings for the nine months ended September 30, 1994 and the year ended December 31, 1993.


(C)  Exhibits:

     None

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION


     The following unaudited pro forma combined condensed statement of condition as of September 30, 1994, gives effect to (i) the pending acquisition of Tampa by AmSouth, assuming the acquisition is accounted for as a pooling of interests and (ii) the pending acquisition of Community, assuming the acquisition is treated as a purchase for accounting purposes, as if all such transactions had been consummated on September 30, 1994.

     The following unaudited pro forma combined condensed statement of earnings for the nine months ended September 30, 1994, gives effect to (i) the pending acquisition of Tampa, assuming the acquisition is accounted for as a pooling of interests and (ii) the pending acquisition of Community and the June 23, 1994, acquisition of Fortune Bancorp, Inc. ("Fortune"), assuming that the acquisitions are treated as purchases for accounting purposes, as if all such transactions had been consummated on January 1, 1993.

     The following unaudited pro forma combined condensed statement of earnings for the twelve months ended December 31, 1993, gives effect to (i) the then pending acquisitions of Orange Banking Corporation ("OBC"), FloridaBank, a Federal Savings Bank ("FloridaBank"), Parkway Bancorp, Inc. ("Parkway"), First Federal Savings Bank, Calhoun, Georgia ("Calhoun"), Citizens National Corporation ("Citizens"), and Tampa, assuming the acquisitions are accounted for as poolings of interests; and (ii) the then pending acquisitions of Fortune and Community, and the December 9, 1993, acquisition of Mid-State Federal Savings Bank ("Mid-State Federal"), assuming that the acquisitions are treated as purchases for accounting purposes, as if all such transactions had been consummated on January 1, 1993.

     The unaudited pro forma combined condensed financial statements are presented for information purposes only and are not necessarily indicative of the combined financial position or results of operations that would actually have occurred if the transactions had been consummated in the past or which may be obtained in the future.

AMSOUTH BANCORPORATION
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF CONDITION
SEPTEMBER 30, 1994
(In Thousands)

                                                                             AMSOUTH &
                                                                               TAMPA                                     TOTAL
                                                                             PRO FORMA                                 PRO FORMA
                                   AMSOUTH        TAMPA      ADJUSTMENTS     COMBINED      COMMUNITY   ADJUSTMENTS      COMBINED
                                 -----------     ---------   -----------     -----------   ---------   -----------    ------------
ASSETS
Cash and Due From Banks          $   821,865     $ 12,432          $   0     $   834,297    $  4,063     $      0      $   838,360
Federal Funds Sold and
 Securities Purchased
 Under Agreements to
 Resell                              102,579       11,107              0         113,686           0            0          113,686
Trading Securities                     5,823            0              0           5,823           0            0            5,823
Available-for-Sale Securities        616,256       47,620              0         663,876           0      (17,069)(D)      646,807
Held-to-Maturity Securities        3,396,617       15,585              0       3,412,202         908           11 (C)    3,413,121
Mortgage Loans Held for Sale         192,001            0              0         192,001           0            0          192,001
Loans, Net of Unearned Income     11,008,363      120,665              0      11,129,028      96,013          456 (B)   11,226,314
                                                                                                              817 (C)
 Less Allowance for Loan
  Losses                             164,756        2,794              0         167,550         745            0          168,295
                                 -----------     --------          -----     -----------    --------     --------      -----------
   Net Loans                      10,843,607      117,871              0      10,961,478      95,268        1,273       11,058,019
Premises and Equipment, Net          283,275        4,418              0         287,693       1,555            0          289,248
Other Real Estate Owned               31,672          388              0          32,060          21            0           32,081
Intangible Assets                    292,504            0              0         292,504           0        7,150 (D)      299,654
Mortgage Servicing Rights             67,831            0              0          67,831           0          100 (C)       67,931
Other Assets                         215,157        4,007              0         219,164       1,789          (56)(B)      220,897
                                 -----------     --------          -----     -----------    --------     --------      -----------
                                 $16,869,187     $213,428          $   0     $17,082,615    $103,604     $ (8,591)     $17,177,628
                                 ===========     ========          =====     ===========    ========     ========      ===========

LIABILITIES AND
SHAREHOLDERS' EQUITY
Deposits and
 Interest-Bearing
 Liabilities:
 Deposits                        $12,608,261     $197,787          $   0     $12,806,048    $ 88,769  $       754 (C)  $12,895,571
 Federal Funds Purchased and
  Securities Sold Under
  Agreements to Repurchase         1,758,166            0              0       1,758,166           0            0        1,758,166
 Other Borrowed Funds                633,737        1,980              0         635,717       3,000            0          638,717
 Long-Term Debt                      423,648            0              0         423,648           0            0          423,648
                                 -----------     --------          -----     -----------    --------     --------      -----------
  Total Deposits and
   Interest-Bearing
   Liabilities                    15,423,812      199,767              0      15,623,579      91,769          754       15,716,102
Other Liabilities                    126,878          496              0         127,374       1,220          441 (B)      129,864
                                                                                                              152 (B)
                                                                                                              887 (C)
                                                                                                             (210)(C)
                                 -----------     --------          -----     -----------    --------     --------      -----------
     Total Liabilities            15,550,690      200,263              0      15,750,953      92,989        2,024       15,845,966

Shareholders' Equity:

  Preferred Stock                          0            0              0               0           0            0                0

  Common Stock                        59,526           64            (64)(A)      60,521         249         (249)(D)       60,521
                                                                     995 (A)
  Capital Surplus                    578,041        7,505           (931)(A)     584,615       2,039       (2,039)(D)      584,615

  Retained Earnings                  723,326        6,504                        729,830       8,327         (193)(B)      729,830
                                                                                                             (503)(C)
                                                                                                           (7,631)(D)
  Cost of Common Stock in
   Treasury                          (24,173)           0              0         (24,173)          0            0          (24,173)
  Deferred Compensation on
   Restricted Stock                   (4,868)           0              0          (4,868)          0            0           (4,868)
  Unrealized Losses on Available-
   for-Sale Securities               (13,355)        (908)             0         (14,263)          0            0          (14,263)
                                 -----------     --------          -----     -----------    --------     --------      -----------
     Total Shareholders' Equity    1,318,497       13,165              0       1,331,662      10,615      (10,615)       1,331,662
                                 -----------     --------          -----     -----------    --------     --------      -----------
                                 $16,869,187     $213,428          $   0     $17,082,615    $103,604     $ (8,591)     $17,177,628
                                 ===========     ========          =====     ===========    ========     ========      ===========

See Notes to Unaudited Pro Forma Combined Condensed Statement of Condition.

   AMSOUTH BANCORPORATION
   NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF CONDITION SEPTEMBER 30, 1994
   (Dollars In Thousands Except Share Amounts)


(A) Upon consummation of the merger with Tampa, each share of Tampa common stock will be converted into 1.5592 shares of AmSouth Common Stock. The Tampa transaction will be accounted for as a pooling of interests; therefore, the effect upon shareholders' equity will be to increase AmSouth shareholders' equity by the total equity of Tampa. The unaudited pro forma financial statements have been prepared assuming that AmSouth will issue in the aggregate approximately 995,000 (1.5592 X 637,827) shares of AmSouth Common Stock to the shareholders of Tampa. A reclassification from capital surplus to common stock results from the issuance of the shares.

(B) The following pro forma adjustments are necessary to record the transactions for Community:

     (1)  To recapture a tax bad debt reserve as a
          result of the reversal of a special
          deduction for bad debts allowed for certain
          savings and loan associations that is not
          available to commercial banks                         (441)

     (2)  To write off miscellaneous assets                      (56)

     (3)  To eliminate deferred loan fees-FASB 91                456

     (4)  To establish deferred taxes on applicable
          items above assuming a 38% tax rate                   (152)
                                                               ------
                                                              $ (193)
                                                               ======


(C) These amounts reflect purchase accounting adjustments of the book value of the assets and liabilities of Community estimated at fair values. Current market values of investment securities were determined using publicly quoted prices. Certain long-term fixed rate loans and deposits were valued based on prevailing market interest rates. The final purchase accounting adjustments may vary to the extent that the market values of the assets and liabilities change.


                                                          Community
                                                         -----------
     Cost of acquisition:
       Cash consideration                               $    17,069
       Estimated acquisition costs                              887
                                                         -----------
                                                        $    17,956
                                                         ===========
     Net assets acquired:
     Shareholders' equity                               $    10,615
     Adjustments from Note B                                   (193)
     Fair value adjustments:
       Loans                                         817
       Held-to-maturity securities                    11
       Purchased mortgage servicing rights           100
       Deposits                                     (754)
                                                ---------
                                                                174
     Deferred taxes at 38% on applicable items                  210
     Cost in excess of fair value of net assets
       acquired                                               7,150
                                                         -----------
                                                        $    17,956
                                                         ===========


     The fair market values of the fixed assets and the Federal Home Loan Bank advances are approximately equal to the book value; therefore, no fair value adjustments are necessary.

     Deferred taxes are established on the net difference between the fair value adjustments and the deductible portion of the estimated acquisition costs.


(D) AmSouth is purchasing all of the outstanding shares of Community for a total cash purchase price of $17,069. There is no impact on AmSouth's shareholders' equity, with all of the Community shareholders' equity being eliminated and no new shares of AmSouth being issued.

AMSOUTH BANCORPORATION
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF EARNINGS
NINE MONTHS ENDED SEPTEMBER 30, 1994 AND TWELVE MONTHS ENDED DECEMBER 31, 1993 (In Thousands Except Per Share Data)

NINE MONTHS ENDED SEPTEMBER 30, 1994

                                                                          AMSOUTH &
                                                                           FORTUNE
                                                          ADJUST-         PRO FORMA                       ADJUST-
                                 AMSOUTH    FORTUNE (A)    MENTS          COMBINED         TAMPA           MENTS
                                 --------   -----------   --------        ---------       --------        -------
Revenue from Earning Assets      $752,682     $ 75,714    $ 7,220 (E)     $ 835,616       $ 10,748        $     0
Interest Expense                  328,864       41,386      8,407 (D)       378,550          3,011              0
                                                             (107)(E)
                                 --------   -----------   --------        ---------       --------        -------

Gross Interest Margin             423,818       34,328     (1,080)          457,066          7,737              0
Provision for Loan Losses           9,954       13,873          0            23,827          1,060              0
                                 --------   -----------   --------        ---------       --------        -------

Net Interest Margin               413,864       20,455     (1,080)          433,239          6,677              0
Noninterest Revenues              151,588        5,553          0           157,141          1,276              0
Noninterest Expenses              371,927       36,114      8,018 (E)       416,059          6,154              0
                                 --------   -----------   --------        ---------       --------        -------

Income (Loss) Before Applicable
  Taxes                           193,525      (10,106)    (9,098)          174,321          1,799              0
Applicable Income Taxes            67,590       (2,856)    (3,195)(D)        63,655            651              0
                                                            2,116 (E)
                                 --------   -----------   --------        ---------       --------        -------

    Net Income                   $125,935     $ (7,250)   $(8,019)        $ 110,666       $  1,148        $     0
                                 ========   ===========   ========        =========       ========        =======

Earnings Per Common Share        $   2.25
                                 ========

Average Common Shares
 Outstanding                       56,021
                                 ========
                                  AMSOUTH,
                                  FORTUNE,
                                  & TAMPA                                      TOTAL
                                 PRO FORMA                    ADJUST-        PRO FORMA
                                  COMBINED     COMMUNITY      MENTS           COMBINED
                                 ---------    ----------     --------        ----------
Revenue from Earning Assets      $ 846,364    $   6,010      $  (101)(F)     $  852,273
Interest Expense                   381,561        2,692         (151)(F)        384,102
                                 ---------    ----------     --------        ----------

Gross Interest Margin              464,803        3,318           50            468,171
Provision for Loan Losses           24,887           40            0             24,927
                                 ---------    ----------     --------        ----------

Net Interest Margin                439,916        3,278           50            443,244
Noninterest Revenues               158,417          472            0            158,889
Noninterest Expenses               422,213        1,900          286 (F)        424,399
                                 ---------    ----------     --------        ----------

Income (Loss) Before Applicable
  Taxes                            176,120        1,850         (236)           177,734
Applicable Income Taxes             64,306          689           12 (F)         65,007

                                 ---------    ----------     --------        ----------

    Net Income                   $ 111,814    $   1,161      $  (248)        $  112,727
                                 =========    ==========     ========        ==========

Earnings Per Common Share                                                    $     1.88
                                                                             ==========

Average Common Shares
 Outstanding                                                                 $   59,868
                                                                             ==========

TWELVE MONTHS ENDED DECEMBER 31, 1993

                                                                             AMSOUTH &
                                                                             MID-STATE
                                                                              FEDERAL
                                               MID-STATE     ADJUST-         PRO FORMA                    ADJUST-
                                     AMSOUTH  FEDERAL (G)     MENTS          COMBINED     FORTUNE (B)      MENTS
                                    --------  -----------    --------        ---------    -----------     -------
Revenue from Earning Assets        $ 776,961   $  55,074     $ (3,417)(H)    $ 828,618     $ 162,836     $ 11,404 (E)
Interest Expense                     314,884      28,324       (2,418)(H)      340,790        93,291       (1,704)(C)
                                                                                                           11,209 (D)
                                                                                                             (191)(E)
                                    --------  -----------    --------        ---------    -----------     -------

Gross Interest Margin                462,077      26,750         (999)         487,828        69,545        2,090
Provision for Loan Losses             18,980       2,937            0           21,917        17,691            0
                                    --------  -----------    --------        ---------    -----------     -------

Net Interest Margin                  443,097      23,813         (999)         465,911        51,854        2,090
Noninterest Revenues                 194,361       7,679            0          202,040         3,146            0
Noninterest Expenses                 420,087      17,708        1,962 (H)      439,757        57,009       11,022 (E)
                                    --------  -----------    --------        ---------    -----------     -------

Income (Loss) Before Applicable
 Taxes                               217,371      13,784       (2,961)         228,194        (2,009)      (8,932)
Applicable Income Taxes               71,144       5,880         (448)(H)       76,576        (3,673)         648 (C)
                                                                                                           (4,259)(D)
                                                                                                            3,390 (E)
                                    --------  -----------    --------        ---------    -----------     -------

    Net Income                     $ 146,227   $   7,904     $ (2,513)       $ 151,618     $   1,664     $ (8,711)
                                    ========  ===========    ========        =========    ===========     =======

Earnings Per Common Share          $    3.10
                                    ========

Average Common Shares Outstanding     47,153
                                    ========
                                                                        AMSOUTH,
                                    AMSOUTH,                           MID-STATE
                                   MID-STATE                            FEDERAL,
                                   FEDERAL &                           FORTUNE &
                                    FORTUNE                              TAMPA
                                   PRO FORMA                ADJUST-    PRO FORMA
                                   COMBINED      TAMPA       MENTS     COMBINED**
                                 ------------  ----------   -------    ----------
Revenue from Earning Assets      $  1,002,858  $   13,223   $     0    $1,016,081
Interest Expense                      443,395       3,678         0       447,073
                                 ------------  ----------   -------    ----------



Gross Interest Margin                 559,463       9,545         0       569,008
Provision for Loan Losses              39,608       1,044         0        40,652
                                 ------------  ----------   -------    ----------

Net Interest Margin                   519,855       8,501         0       528,356
Noninterest Revenues                  205,186       1,918         0       207,104
Noninterest Expenses                  507,788       7,985         0       515,773
                                 ------------  ----------   -------    ----------

Income (Loss) Before Applicable
 Taxes                                217,253       2,434         0       219,687
Applicable Income Taxes                72,682         858         0        73,540


                                 ------------  ----------   -------    ----------

    Net Income                   $    144,571  $    1,576   $     0    $  146,147
                                 ============  ==========   =======    ==========

Earnings Per Common Share

Average Common Shares Outstanding


**  Continued on next page

  See Notes to Unaudited Pro Forma Combined Condensed Statement of Earnings.

AMSOUTH BANCORPORATION
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF EARNINGS
NINE MONTHS ENDED SEPTEMBER 30, 1994 AND TWELVE MONTHS ENDED DECEMBER 31, 1993 (In Thousands Except Per Share Data)





TWELVE MONTHS ENDED DECEMBER 31, 1993
                                                                              AMSOUTH,
                                    AMSOUTH,                                 MID-STATE
                                   MID-STATE                                  FEDERAL,
                                    FEDERAL,                                  FORTUNE,
                                   FORTUNE &                                   TAMPA &
                                       TAMPA                                 COMMUNITY
                                   PRO FORMA                   ADJUST-       PRO FORMA                     ADJUST-
                                  COMBINED**    COMMUNITY       MENTS         COMBINED        PARKWAY       MENTS
                                  ----------  -----------    --------        ---------    -----------     -------
Revenue from Earning Assets       $1,016,081   $   7,760     $   (150)(F)   $1,023,691      $   8,425      $    0
Interest Expense                     447,073       3,386         (251)(F)      450,208          3,791        (118)(I)


                                  ----------  -----------    --------        ---------    -----------     -------

Gross Interest Margin                569,008       4,374          101          573,483          4,634         118
Provision for Loan Losses             40,652          82            0           40,734            319           0
                                  ----------  -----------    --------        ---------    -----------     -------

Net Interest Margin                  528,356       4,292          101          532,749          4,315         118
Noninterest Revenues                 207,104         541            0          207,645          1,566           0
Noninterest Expenses                 515,773       2,250          387 (F)      518,410          4,220           0
                                  ----------  -----------    --------        ---------    -----------     -------

Income (Loss) Before Applicable
  Taxes                              219,687       2,583         (286)         221,984          1,661         118
Applicable Income Taxes               73,540         914           27 (F)       74,481            631          45 (I)

                                  ----------  -----------    --------        ---------    -----------     -------

    Net Income                    $  146,147   $   1,669     $   (313)      $  147,503      $   1,030      $   73
                                  ==========  ===========    ========        =========    ===========     =======

                                                                            AMSOUTH,
                                  AMSOUTH,                                 MID-STATE
                                 MID-STATE                                  FEDERAL,
                                  FEDERAL,                                  FORTUNE,
                                  FORTUNE,                                    TAMPA,
                                    TAMPA,                                COMMUNITY,
                                 COMMUNITY                                 PARKWAY &
                                 & PARKWAY                                   CALHOUN
                                 PRO FORMA                   ADJUST-       PRO FORMA
                                  COMBINED    CALHOUN (J)     MENTS      COMBINED***
                                 ---------    -----------   -------     ------------
Revenue from Earning Assets     $1,032,116      $  5,284     $    0     $  1,037,400
Interest Expense                   453,881         2,107          0          455,988


                                 ---------    -----------   -------     ------------

Gross Interest Margin              578,235         3,177          0          581,412
Provision for Loan Losses           41,053           119          0           41,172
                                 ---------    -----------   -------     ------------

Net Interest Margin                537,182         3,058          0          540,240
Noninterest Revenues               209,211           535          0          209,746
Noninterest Expenses               522,630         1,678          0          524,308
                                 ---------    -----------   -------     ------------

Income (Loss) Before Applicable
  Taxes                            223,763         1,915          0          225,678
Applicable Income Taxes             75,157           692          0           75,849

                                 ---------    -----------   -------     ------------

    Net Income                   $ 148,606      $  1,223     $    0     $    149,829
                                 =========    ===========   =======     ============

 **   Continued from prior page.
***   Continued on next page.

  See Notes to Unaudited Pro Forma Combined Condensed Statement of Earnings.

AMSOUTH BANCORPORATION
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF EARNINGS
NINE MONTHS ENDED SEPTEMBER 30, 1994 AND TWELVE MONTHS ENDED DECEMBER 31, 1993 (In Thousands Except Per Share Data)


TWELVE MONTHS ENDED DECEMBER 31, 1993
                                                                                                     AMSOUTH,
                                                                     AMSOUTH,                       MID-STATE
                                  AMSOUTH,                           MID-STATE                       FEDERAL,
                                  MID-STATE                          FEDERAL,                        FORTUNE,
                                  FEDERAL,                            FORTUNE,                        TAMPA,
                                  FORTUNE,                            TAMPA,                        COMMUNITY,
                                   TAMPA,                            COMMUNITY,                      PARKWAY,
                                  COMMUNITY,                          PARKWAY,                       CALHOUN,
                                  PARKWAY &                          CALHOUN &                      CITIZENS &
                                   CALHOUN                            CITIZENS                         OBC
                                  PRO FORMA                ADJUST-    PRO FORMA           ADJUST-    PRO FORMA
                                  COMBINED***   CITIZENS   MENTS      COMBINED     OBC    MENTS      COMBINED
                                  -----------   --------   -------   ----------  -------  -------   ----------
Revenue from Earning Assets       $1,037,400     $20,994   $     0   $1,058,394  $25,495  $     0   $1,083,889
Interest Expense                     455,988       8,259         0      464,247    6,383        0      470,630

                                  -----------   --------   -------   ----------  -------  -------   ----------

Gross Interest Margin                581,412      12,735         0      594,147   19,112        0      613,259
Provision for Loan Losses             41,172       1,731         0       42,903    6,400        0       49,303

                                  -----------   --------   -------   ----------  -------  -------   ----------
Net Interest Margin                  540,240      11,004         0      551,244   12,712        0      563,956
Noninterest Revenues                 209,746       1,310         0      211,056    6,390        0      217,446
Noninterest Expenses                 524,308       8,763         0      533,071   19,386        0      552,457

                                  -----------   --------   -------   ----------  -------  -------   ----------
Income (Loss) Before Applicable
 Taxes                               225,678       3,551         0      229,229     (284)       0      228,945
Applicable Income Taxes               75,849       1,235         0       77,084       45        0       77,129
                                  -----------   --------   -------   ----------  -------  -------   ----------
    Net Income                    $  149,829     $ 2,316   $     0   $  152,145  $  (329) $     0   $  151,816
                                  ===========   ========   =======   ==========  =======  =======   ==========
Earnings Per Common Share

Average Common Shares Outstanding

                                                           TOTAL
                                  FLORIDA-    ADJUST-    PRO FORMA
                                   BANK        MENTS     COMBINED
                                  --------    -------   -----------
Revenue from Earning Assets       $ 17,177    $     0   $ 1,101,066
Interest Expense                     9,806          0       480,436

                                  --------    -------   -----------

Gross Interest Margin                7,371          0       620,630
Provision for Loan Losses              445          0        49,748

                                  --------    -------   -----------
Net Interest Margin                  6,926          0       570,882
Noninterest Revenues                 2,008          0       219,454
Noninterest Expenses                10,239          0       562,696

                                  --------    -------   -----------
Income (Loss) Before Applicable
  Taxes                             (1,305)          0      227,640
Applicable Income Taxes               (304)          0       76,825
                                  --------    -------   -----------
    Net Income                    $ (1,001)   $      0  $   150,815
                                  ========    =======   ===========

Earnings Per Common Share                               $      2.58
                                                        ===========

Average Common Shares Outstanding                            58,429
                                                        ===========



  ***   Continued from prior page

  See Notes to Unaudited Pro Forma Combined Condensed Statement of Earnings.

AMSOUTH BANCORPORATION
NOTES TO THE UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF EARNINGS
NINE MONTHS ENDED SEPTEMBER 30, 1994 AND TWELVE MONTHS ENDED DECEMBER 31, 1993 (In Thousands Except Per Share Amounts)


(A) On June 23, 1994, Fortune was merged into AmSouth in a transaction accounted for as a purchase under GAAP. Therefore, the AmSouth Statement of Earnings at September 30, 1994, includes the earnings related to Fortune for the period June 23, 1994 through September 30, 1994. Included in the Unaudited Pro Forma Combined Condensed Statement of Earnings for the nine months ended September 30, 1994, is the Fortune statement of earnings for the period January 1, 1994 through June 23, 1994.

(B) The amounts for the twelve months ended December 31, 1993 are reconciled with the reported operating results of Fortune for the year ended September 30, 1993 as follows:


                                                                                    Twelve
                                         Year       Deduct Three    Add Three       Months
                                         Ended      Months Ended   Months Ended      Ended
                                     September 30,  December 31,   December 31,   December 31,
                                         1993           1992           1993           1993
                                     -------------  -------------  ------------   ------------
   Revenue from Earning Assets       $   168,651     $   44,648    $   38,833    $   162,836
   Interest Expense                       97,665         26,431        22,057         93,291
                                     -----------     ----------    ----------    -----------
   Gross Interest Margin                  70,986         18,217        16,776         69,545
   Provision for Loan Losses              13,819          5,296         9,168         17,691
                                     -----------     ----------    ----------    -----------
   Net Interest Margin                    57,167         12,921         7,608         51,854
   Noninterest Revenues                    9,147          7,920         1,919          3,146
   Noninterest Expenses                   55,430         13,793        15,372         57,009
                                     -----------     ----------    ----------    -----------
   Income Before Applicable Taxes         10,884          7,048        (5,845)        (2,009)
   Applicable Income Taxes                 1,650          2,991        (2,332)        (3,673)
                                     -----------     ----------    ----------    -----------
   Net Income                        $     9,234     $    4,057    $   (3,513)   $     1,664
                                     ===========     ==========    ==========    ===========


(C) To eliminate interest expense on $17,044 of Fortune's 10% subordinated convertible debentures which were outstanding during 1993 and were converted or redeemed during January 1994.

                                                 Year Ended
                                                 December 31,
                                                    1993
                                                -------------
   Decrease in Interest Expense                 $     1,704
   Decrease in Pro Forma Net Income due to
      38% Taxes                                        (648)
                                                -----------
   Increase in Pro Forma Net Income             $     1,056
                                                ===========

(D) To record interest expense on $144,627 (the cash consideration paid to Fortune shareholders) of 7.75% Subordinated Notes Due 2004 issued by AmSouth.

                                                                  Nine Months
                                                  Year Ended          Ended
                                                 December 31,     September 30,
                                                     1993             1994
                                                 ------------     -------------
   Increase in Interest Expense                  $    (11,209)    $     (8,407)
   Increase in Pro Forma Net Income due to
      38% Taxes                                         4,259            3,195
                                                 ------------     -------------
   Decrease in Pro Forma Net Income              $     (6,950)    $     (5,212)
                                                 ============     =============

(E) Fortune's accretion and amortization of purchase price adjustments resulting from the adjustments to estimated fair values are as follows:

                                                     Purchase          Twelve Months                 Nine Months
                                                     Discount     Ended December 31, 1993      Ended September 30, 1994
                                                     (Premium)    Accretion (Amortization)     Accretion (Amortization)
                                                    --------------------------------------------------------------------
   Loans                                            $   35,125     $    8,771                        5,641
   Held-to-Maturity Securities                           7,898          2,633                   $    1,579
                                                                   ----------                   ----------

   Increase in Revenues from
      Earning Assets                                               $   11,404     $ 11,404      $    7,220    $    7,220
                                                                   ==========                   ==========

   Deposits                                              2,617     $    1,820                   $      697
   Other Borrowings                                     (2,536)        (1,629)                        (590)
                                                                   ----------                   ----------

   Decrease in Interest Expense                                    $      191          191      $      107           107
                                                                   ==========                   ==========

   Fixed Assets-Buildings and Land                       9,553     $      478                   $      359
   Purchased Mortgage
      Servicing Rights                                  (9,250)        (2,313)                      (1,487)
   Interest Rate Cap                                    (1,480)          (740)                        (555)
   Miscellaneous Asset                                  (2,000)          (100)                         (75)
   Excess of Cost Over Fair Value
      of Net Assets Acquired                          (166,932)        (8,347)                      (6,260)
                                                                   ----------                   ----------

   Increase in Noninterest Expenses                                $  (11,022)     (11,022)     $   (8,018)       (8,018)
                                                                   ==========                   ==========

   Decrease in Pro Forma Net Income due to 38% taxes                                (3,390)                       (2,116)
                                                                                 ---------                     ---------

   Decrease in Pro Forma Net Income                                              $  (2,817)                    $  (2,807)
                                                                                 =========                     =========

    The expected decrease for each of the twelve months ended December 31, indicated below, on future net income and shareholders' equity of the projected aggregate purchase accounting adjustments reflected in the accompanying unaudited pro forma combined condensed financial statements assuming the merger was consummated on January 1, 1993 are as follows:

                     1994   $  (3,743)
                     1995      (4,351)
                     1996      (5,237)
                     1997      (6,068)
                     1998      (6,949)

    The Excess of Cost Over Fair Value of Net Assets Acquired is being amortized on a straight line basis over twenty years. The accretion (amortization) of all other items is generally over a shorter period and generally on an accelerated method. Therefore, the expected decrease for each of the twelve months ended December 31, 1994 - 1998 on future net income and shareholders' equity increases each year.

(F) Community's accretion and amortization of purchase price adjustments resulting from the adjustments to estimated fair values, as set forth in Note (C) of Notes to Unaudited Pro Forma Combined Condensed Statement of Condition are as follows:

                                                     Purchase           Twelve Months                Nine Months
                                                     Discount      Ended December 31, 1993     Ended September 30, 1994
                                                     (Premium)     Accretion (Amortization)    Accretion (Amortization)
                                                    --------------------------------------------------------------------
   Loans                                             $   (817)      $   (149)                     $   (100)
   Held-to-Maturity Securities                            (11)            (1)                           (1)
                                                                    --------                      --------

   Decrease in Revenues from
      Earning Assets                                                $   (150)    $   (150)        $   (101)    $   (101)
                                                                    ========                      ========

   Deposits                                               754       $    251                      $    151
                                                                    --------                      --------

   Decrease in Interest Expense                                     $    251          251         $    151          151
                                                                    ========                      ========

   Purchased Mortgage Servicing Rights                   (100)      $    (29)                     $    (18)
   Excess of Cost Over Fair Value
      of Net Assets Acquired                           (7,150)          (358)                         (268)
                                                                    --------                      --------

   Increase in Noninterest Expenses                                 $   (387)        (387)        $   (286)        (286)
                                                                    ========                      ========

   Decrease in Pro Forma Net Income due to 38% taxes                                  (27)                          (12)
                                                                                 --------                      --------

   Decrease in Pro Forma Net Income                                              $   (313)                     $   (248)
                                                                                 ========                      ========

    The expected decrease for each of the twelve months ended December 31, indicated below, on future net income and shareholders' equity of the projected aggregate purchase accounting adjustments reflected in the accompanying unaudited pro forma combined condensed financial statements assuming the merger was consummated on January 1, 1993 are as follows:

                     1994    $ (331)
                     1995      (350)
                     1996      (369)
                     1997      (388)
                     1998      (407)

    The Excess of Cost Over Fair Value of Net Assets Acquired is being amortized on a straight line basis over twenty years. The accretion (amortization) of all other items is generally over a shorter period and generally on an accelerated method. Therefore, the expected decrease for each of the twelve months ended December 31, 1994 - 1998 on future net income and shareholders' equity increases each year.

(G) On December 9, 1993, Mid-State Federal was merged into AmSouth Bank of Florida, a wholly owned subsidiary of AmSouth, in a transaction accounted for as a purchase under GAAP. Therefore, the Unaudited Pro Forma Combined Condensed Statement of Condition at June 30, 1994, includes the balances acquired from Mid-State Federal, as well as, the necessary purchase accounting adjustments. Included in the Unaudited Pro Forma Combined Condensed Statement of Earnings for the twelve months ended December 31, 1993, is the Mid-State Federal statement of earnings for the twelve months ended September 30, 1993, the last available twelve month period (which is representative of normal operations).

(H) Mid-State Federal's accretion and amortization of purchase price adjustments resulting from the adjustments to fair values are as follows:

                                            Purchase             Twelve Months
                                            Discount         Ended December 31, 1993
                                            (Premium)        Accretion (Amortization)
                                            ------------     ------------------------
   Investment Securities                    $     (4,629)    $     (839)
   Loans                                          (7,707)        (2,578)
                                                             ----------

   Decrease in Revenues from
      Earning Assets                                         $   (3,417)               $    (3,417)
                                                             ==========

   Deposits                                        5,156     $    1,901
   Other Borrowings                                1,293            517
                                                             ----------

   Decrease in Interest Expense                              $    2,418                      2,418
                                                             ==========

   Fixed Assets-Buildings and Land                (1,722)    $      (86)
   Purchased Mortgage
      Servicing Rights                              (378)           (95)
   Excess of Cost Over Fair Value
      of Net Assets Acquired                     (35,619)        (1,781)
                                                             ----------

   Increase in Noninterest Expenses                         $    (1,962)                    (1,962)
                                                            ===========

   Increase in Pro Forma Net Income due to 38% taxes                                           448
                                                                                          --------

   Decrease in Pro Forma Net Income                                                    $    (2,513)
                                                                                       ===========

    The expected decrease for each of the twelve months ended December 31, indicated below, on future net income and shareholders' equity of the projected aggregate purchase accounting adjustments reflected in the accompanying unaudited pro forma combined condensed financial statements assuming the merger was consummated on January 1, 1993 are as follows:

                     1994   $  (2,324)
                     1995      (2,294)
                     1996      (2,227)
                     1997      (2,258)
                     1998      (2,081)

(I) To eliminate interest expense on $1,310 of Parkway's 9% convertible subordinated debentures which were outstanding during 1993 and were converted or redeemed during the first quarter of 1994.

                                                         Year Ended
                                                         December 31,
                                                            1993
                                                         ------------
 Decrease in Interest Expense                            $        118
 Decrease in Pro Forma Net Income due to
  38% Taxes                                                       (45)
                                                         ------------
 Increase in Pro Forma Net Income                        $         73
                                                         ============

(J) The amounts for the twelve months ended December 31, 1993 are reconciled with the reported operating results of Calhoun for the year ended September 30, 1993 as follows:

                                                       Year        Deduct Three    Add Three    Twelve Months
                                                       Ended       Months Ended   Months Ended      Ended
                                                   September 30,   December 31,   December 31,   December 31,
                                                       1993            1992           1993           1993
                                                   -------------   ------------   ------------  -------------
 Revenue from Earning Assets                       $       5,382   $      1,392   $     1,294   $       5,284
 Interest Expense                                          2,183            584           508           2,107
                                                   -------------   ------------   ------------  -------------
 Gross Interest Margin                                     3,199            808           786           3,177
 Provision for Loan Losses                                   125             31            25             119
                                                   -------------   ------------   ------------  -------------
 Net Interest Margin                                       3,074            777           761           3,058
 Noninterest Revenues                                        520            123           138             535
 Noninterest Expenses                                      1,587            390           481           1,678
                                                   -------------   ------------   ------------  -------------
 Income Before Applicable Taxes                            2,007            510           418           1,915
 Applicable Income Taxes                                     722            174           144             692
                                                   -------------   ------------   ------------  -------------
  Net Income                                       $       1,285   $        336   $       274   $       1,223
                                                   =============   ============   ============  =============

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AMSOUTH BANCORPORATION



                                          By: /s/ M. List Underwood, Jr.
                                              --------------------------
                                              M. List Underwood, Jr.
                                              Executive Vice President
                                                 and Controller


Date:  November 17, 1994